AMENDMENT No. 1

to the

OLED MATERIALS SUPPLY AND SERVICE AGREEMENT

dated January 1, 2006

by and between

PPG INDUSTRIES, INC. ("PPG")

and

UNIVERSAL DISPLAY CORPORATION ("UDC")

This Amendment No. 1 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced OLED Materials Supply and Service Agreement (the “Agreement”).  The effective date of this Amendment No. 1 is January 4, 2008.

1.
The Agreement is hereby amended to extend the Initial Term of the Agreement for an additional three (3) years, through December 31, 2011.  Toward this end, the first sentence of Section 18.2 of the Agreement (Term) is hereby amended and restated as follows:

“The initial term of this Agreement (the “Initial Term”) shall be from the Effective Date through December 31, 2011.”

2.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have agreed to this Amendment No. 1:

PPG INDUSTRIES, INC.                                                                                                             UNIVERSAL DISPLAY CORPORATION

By:	/s/ Richard C. Elias	By:	/s/ Steven V. Abramson

Name:	Richard C. Elias	Name:	Steven V. Abramson

Title:	Vice President – Optical Products	Title:	President

Date:	1-4-2008	Date:	January 4, 2008